UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02297

Stratton Multi-Cap Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Multi-Cap Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: March 31, 2007

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

March 31, 2007

First Quarter Report

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

DEAR FELLOW SHAREHOLDER:

THE ECONOMY

The economy continues to show signs of slowing down. It still has positive growth but at a weaker rate. Real GDP grew at 2.5% in the fourth quarter of 2006 and it seems as though it will grow at about that rate in the first quarter of 2007. Durable goods orders have been declining recently. When you remove the volatility of aircraft orders and defense orders, the broad range of capital spending is softening as business leaders worry about the economy. Fed officials are forecasting 2007 growth of 2.5%-3%, as of February.

ENERGY

The winter heating season was made up of two radically different halves. In the first half of the season, which ended around January 10th, the weather was abnormally warm. This was followed by a colder than normal period, including a very cold February. As a result, the entire heating season will be warmer than a normal year but colder than last year. This has boosted the price of heating oil and natural gas as consumption returned to normal trends in February and March. Currently, natural gas is trading around $7.50 per MCF.

THE FEDERAL RESERVE

It is interesting that for all of the noise that economic commentators pay to the Federal Reserve, their actions have had very little impact on the markets in the first quarter. This is because they talked tough about inflation but they did nothing in regard to the federal funds rate. The lack of movement in the first quarter netted out to no impact on stocks although their comments provided great volatility to the market. We expect the same for the second quarter, barring any major negative financial “event.”

THE STOCK MARKET

Through the first quarter of 2007, we saw much volatility but little net movement in stock prices. At the beginning of the year, sentiment was generally positive but by the end of the quarter it had turned decidedly cooler. A number of reasons are cited such as the subprime lending issues, rising energy prices and the increased political unrest in the Persian Gulf centered on Iran.

Today, stocks are better values compared to bonds. The earnings yield on the S&P 500 Index is 6.5%; by contrast the 10 year U.S. Treasury Note yields 4.6%. This gap is the widest since 1986. The takeover wave continues with $593 billion in deals announced in 2007 compared to $410 billion at the same period in 2006, up about 40%. Buyout funds are estimated to have $1.6 trillion to spend. Shareholders continue to be well rewarded through dividend increases which are up 10.3% annually in the first quarter of 2007. Despite that, the dividend payout ratio is only 29% of reported earnings, a record low level.

Value stock selection remains a discipline that we will continue to follow. It has worked in many market environments. Despite the daily external headline risks, which produce much of the volatility in the markets, we think that the longer term outlook for equities remains strong and we expect that the year 2007 will provide a positive total return despite the bland results in the first quarter.

Sincerely yours,

James W. Stratton

Chairman

April 18, 2007

Distributed  by  PFPC  Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212. Date of first use, May 2007. This report is to be preceded or accompanied by a Prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund—Jim Stratton

Q.	How did the Fund perform in the first quarter of 2007?

A.	Net asset value total return was +5.05%, this compares favorably to a total return of +0.64% for the Standard and Poor’s 500 Index. This is a step in the right direction to recovering from the sub-par performance that the Fund had in the second and third quarters of 2006.

Q.	What were the industry sectors that contributed to the first quarter performance?

A.	The most significant was Energy, which contributed almost 50% of the good relative performance. This is because the Fund is heavily over weighted in the Energy sector. In addition, Materials, Industrials, Utilities and Information Technology all made positive contributions to the quarterly performance. The weakest sectors were Health Care, Consumer Staples and Capital Markets/Diversified Financials.

Q.	Which individual stocks produced the best performance and the worst performance in the first quarter?

A.	Ranked in order of best performance, they were Vulcan Materials Co., Valero Energy Corp., TXU Corp., XTO Energy, Inc., PPL Corp. and EOG Resources, Inc. The poorest performing stocks, ranked in order of their negative contribution were Amgen, Inc., Constellation Brands, Inc. Class A and Seagate Technology.

Portfolio holdings are as of 3/31/07, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Multi-Cap Fund

	March 31, 2007	December 31, 2006
Total Net Assets	$95,635,844	$99,532,008
Net Asset Value Per Share	$43.93	$41.82
Shares Outstanding	2,177,244	2,379,733

Portfolio Changes For the Quarter Ended March 31, 2007 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Abbott Laboratories (1.2%)	Anadarko Petroleum Corp.
Electronic Data Systems Corp. (0.9%)	Bank of America Corp.
FedEx Corp. (1.1%)	Constellation Brands, Inc. Class A
International Business Machines Corp. (1.0%)	FPL Group, Inc.
Seagate Technology (1.0%)	Wyeth

Industry Categories March 31, 2007 (unaudited)

Energy	24.5%	Utilities	5.1%	Industrial	2.3%
Technology	14.0%	Basic Materials	4.9%	Retailing	1.9%
Insurance/Services	12.2%	Transportation	4.5%	Telecommunications	1.6%
Banking/Financial	9.3%	Consumer Services	4.2%
Capital Goods	7.6%	Health Care	3.6%

Ten Largest Holdings March 31, 2007 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$7,171,288	7.5%
NCR Corp.	4,777,000	5.0
Vulcan Materials Co.	4,659,200	4.9
Penn Virginia Corp.	4,404,000	4.6
Lehman Brothers Holdings, Inc.	4,204,200	4.4
The Charles Schwab Corp.	4,023,800	4.2
AMETEK, Inc.	3,885,750	4.1
XTO Energy, Inc.	3,288,582	3.4
Burlington Northern Santa Fe Corp.	3,217,200	3.4
TXU Corp.	3,205,000	3.3
	$42,836,020	44.8%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Q.	How did the Fund perform during the first quarter of 2007?

A.	The first quarter of 2007 was an extremely volatile one for the REIT sector, as well as the broad equity market. As of March 31, 2007, SMDS had a total return of +1.51%, beating the broad market indices, but lagging the +3.45% return of the Morgan Stanley REIT Index and the +3.46% total return of the NAREIT Equity Index. Recall that we had been somewhat cautious on the direction of REIT pricing earlier in the year and have maintained a higher than normal cash balance for part of the quarter, following the closing of all-cash deals for several companies in the portfolio. We postponed reinvesting the proceeds from these buyouts while we rode out a very volatile earnings’ season.

Q.	Have the recent mortgage and mortgage related headlines affected your outlook for the Apartment sector?

A.	Much has been written regarding the subprime loans on the residential side of the real estate market. Many investors in REIT stocks have exited the group fearing anything real estate related. The fact is, the slowdown in single family housing and the tightening lending standards that are beginning to take hold have only a marginal relationship to the types of stocks we own in the portfolio. In theory, if mortgages are harder to obtain, many would-be home buyers will need to continue renting, keeping demand in many apartment markets solid. However, it can also be posited that, if many speculative home buyers who purchased homes as investment properties with low or no documentation loans walk away from those condominiums or townhouses because they cannot afford the mortgage payments, those units will be thrown back on the market as rentals, driving rates lower in certain, previously overheated markets. Both scenarios are possible and both may be happening concurrently in different areas of the country. Though we acknowledge the possibility of a cooling in earnings growth in the Apartment REIT sector, we continue to see improvement in dividend coverage.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	March 31, 2007	December 31, 2006
Total Net Assets	$158,935,767	$165,450,814
Net Asset Value Per Share	$39.06	$38.86
Shares Outstanding	4,068,629	4,257,375

Portfolio Changes For the Quarter Ended March 31, 2007 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Colonial Properties Trust (2.9%)	Equity Office Properties Trust
DCT Industrial Trust, Inc. (1.1%)	Home Properties, Inc.
SL Green Realty Corp. (1.1%)	New Plan Excel Realty Trust
TravelCenters of America LLC (0.3%)	Reckson Associates Realty Corp.

Industry Categories March 31, 2007 (unaudited)

Health Care	22.1%	Regional Malls	6.5%
Apartments	18.2%	Diversified	5.9%
Office	12.7%	Net Lease	5.1%
Lodging	11.4%	Shopping Centers	1.0%
Industrial	8.3%

Ten Largest Holdings March 31, 2007 (unaudited)

	Market Value	Percent of TNA
Ventas, Inc.	$6,108,850	3.8%
Apartment Investment & Management Co. Class A	6,057,450	3.8
Glimcher Realty Trust	5,809,300	3.7
Liberty Property Trust	5,705,112	3.6
Nationwide Health Properties, Inc.	5,626,800	3.5
EastGroup Properties, Inc.	5,613,300	3.5
National Retail Properties, Inc.	5,442,750	3.4
Hospitality Properties Trust	5,382,000	3.4
UDR, Inc.	5,205,400	3.3
Mid-America Apartment Communities, Inc.	5,063,400	3.2
	$56,014,362	35.2%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2007?

A.	For the first quarter of 2007, Stratton Small-Cap Value Fund posted a total return of +3.22% compared to the Russell 2000 Value Index return of +1.46% and the Russell 2000 Index return of +1.95%. The small-cap market got off to a strong start as the Russell 2000 Index posted a return of +5.44% through February 22nd. The good times didn’t last, however, as news and concerns related to subprime lending prompted a sharp sell-off into early March, moving the Russell 2000 Index into negative territory before recovering over the last three weeks of the quarter. Despite the mid-quarter speed bump and continued uncertainty regarding the overall economic environment, the market has continued the rally which began during the summer of 2006.

Q.	What contributed to the Fund’s positive relative performance during the quarter?

A.	During the first quarter, areas of the portfolio which aided relative performance were Financials, Producer Durables and Energy. The Fund posted positive sector and stock selection in the Financials sector. The Fund’s underexposure to the group minimized the effect of subprime lending concerns on the portfolio. Positive stock selection within the Producer Durables sector boosted relative performance as all Fund holdings within the sector posted strong returns. Positive stock selection within the Energy sector also lifted results.

Q.	What areas of the portfolio detracted from relative performance during the quarter?

A.	Areas of the portfolio which hurt relative performance during the quarter included the Materials & Processing, Consumer Discretionary and Auto & Transportation sectors. The Fund’s continued underexposure to the highly cyclical Materials & Processing sector proved costly during the quarter as the group continued to perform well, especially within the Chemicals and Metals industries. The Fund experienced negative sector and stock selection within the Consumer Discretionary sector as three of the Fund’s holdings within the sector lagged their peers during the quarter. Stock selection within the Auto & Transportation sector also created a drag on relative performance, primarily as a result of the Fund’s underexposure to the Auto Parts industry.

Portfolio holdings are as of 3/31/07, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	March 31, 2007	December 31, 2006
Total Net Assets	$816,915,529	$736,934,443
Net Asset Value Per Share	$49.99	$48.43
Shares Outstanding	16,342,652	15,217,086

Portfolio Changes For the Quarter Ended March 31, 2007 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
SVB Financial Group (1.7%)	None

Industry Categories March 31, 2007 (unaudited)

Technology	14.9%	Utilities	6.3%	Basic Materials	2.1%
Banking/Financial	13.4%	Consumer Staples	4.5%	Entertainment	1.9%
Health Care	10.7%	Retailing	3.8%	Insurance/Services	1.4%
Energy	10.3%	Aerospace/Defense	3.2%	Chemicals	0.4%
REITs	9.3%	Business Services	2.2%
Capital Goods	6.5%	Transportation	2.2%

Ten Largest Holdings March 31, 2007 (unaudited)

	Market Value	Percent of TNA
Belden CDT, Inc.	$17,395,314	2.1%
CommScope, Inc.	17,160,000	2.1
Anixter International, Inc.	17,091,648	2.1
Terex Corp.	16,146,000	2.0
FelCor Lodging Trust, Inc.	15,088,570	1.9
Sciele Pharma, Inc.	14,800,000	1.8
Parametric Technology Corp.	14,031,150	1.7
West Pharmaceutical Services, Inc.	13,980,073	1.7
Energen Corp.	13,979,483	1.7
SVB Financial Group	13,848,150	1.7
	$153,520,388	18.8%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2007 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value
COMMON STOCKS – 95.7%
Banking/Financial – 9.3%
CIT Group, Inc.	10,000	$529,200
Citigroup, Inc.	25,000	1,283,500
Commerce Bancorp, Inc. (NJ)	50,000	1,669,000
Lehman Brothers Holdings, Inc.	60,000	4,204,200
Morgan Stanley	15,000	1,181,400

		8,867,300

Basic Materials – 4.9%
Vulcan Materials Co.	40,000	4,659,200

Capital Goods – 7.6%
Caterpillar, Inc.	15,000	1,005,450
Ingersoll-Rand Co., Ltd. Class A	20,000	867,400
Rockwell Automation, Inc.	45,000	2,694,150
Textron, Inc.	30,000	2,694,000

		7,261,000

Consumer Services – 4.2%
The Charles Schwab Corp.	220,000	4,023,800

Energy – 24.5%
Chesapeake Energy Corp.	88,000	2,717,440
EOG Resources, Inc.	40,000	2,853,600
Occidental Petroleum Corp.	60,000	2,958,600
Penn Virginia Corp.	60,000	4,404,000
Valero Energy Corp.	111,200	7,171,288
XTO Energy, Inc.	60,000	3,288,582

		23,393,510

Health Care – 3.6%
Abbott Laboratories	20,000	1,116,000
Amgen, Inc.†	15,000	838,200
Johnson & Johnson	25,000	1,506,500

		3,460,700

Industrial – 2.3%
Parker Hannifin Corp.	25,000	2,157,750

Insurance/Services – 12.2%
The Allstate Corp.	30,000	1,801,800
Hartford Financial Services Group, Inc.	15,000	1,433,700
Lincoln National Corp.	20,000	1,355,800
MetLife, Inc.	25,000	1,578,750
Torchmark Corp.	25,000	1,639,750
UnitedHealth Group, Inc.	27,500	1,456,675
WellPoint, Inc.†	30,000	2,433,000

		11,699,475

	Number of Shares	Market Value
Retailing – 1.9%
The Home Depot, Inc.	25,000	$918,500
McDonald’s Corp.	20,000	901,000

		1,819,500

Technology – 14.0%
AMETEK, Inc.	112,500	3,885,750
Electronic Data Systems Corp.	30,000	830,400
Harris Corp.	40,000	2,038,000
International Business Machines Corp.	10,000	942,600
NCR Corp.†	100,000	4,777,000
Seagate Technology	40,000	932,000

		13,405,750

Telecommunications – 1.6%
AT&T, Inc.	40,000	1,577,200

Transportation – 4.5%
Burlington Northern Santa Fe Corp.	40,000	3,217,200
FedEx Corp.	10,000	1,074,300

		4,291,500

Utilities – 5.1%
PPL Corp.	40,000	1,636,000
TXU Corp.	50,000	3,205,000

		4,841,000

Total Common Stocks (Cost $51,596,821)		91,457,685

	Principal Amount
SHORT-TERM INVESTMENTS – 3.8%
PNC Bank Money Market Account 4.79%, due 04/02/07	$3,662,893	3,662,893

Total Short-Term Investments (Cost $3,662,893)		3,662,893

Total Investments – 99.5% (Cost $55,259,714*)		95,120,578
Other Assets Less Liabilities – 0.5%		515,266

NET ASSETS – 100.0%		$95,635,844

†	Non-income producing security
*	Aggregate cost is $55,259,714 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$40,479,551
Gross unrealized depreciation	(618,687)

Net unrealized appreciation	$39,860,864

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2007 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value
COMMON STOCKS – 91.2%
Apartments – 18.2%
Apartment Investment & Management Co. Class A	105,000	$6,057,450
Archstone-Smith Trust	50,000	2,714,000
Camden Property Trust	70,000	4,921,700
Education Realty Trust, Inc.	10,000	147,800
Equity Residential	100,000	4,823,000
Mid-America Apartment Communities, Inc.	90,000	5,063,400
UDR, Inc.	170,000	5,205,400

		28,932,750

Diversified – 5.9%
Colonial Properties Trust	100,000	4,567,000
Lexington Realty Trust	230,000	4,859,900

		9,426,900

Health Care – 22.1%
Health Care Property Investors, Inc.	125,800	4,532,574
Health Care REIT, Inc.	90,000	3,951,000
Healthcare Realty Trust, Inc.	120,000	4,476,000
Medical Properties Trust, Inc.	100,000	1,469,000
National Health Investors, Inc.	160,000	5,014,400
Nationwide Health Properties, Inc.	180,000	5,626,800
Universal Health Realty Income Trust	110,000	3,932,500
Ventas, Inc.	145,000	6,108,850

		35,111,124

Industrial – 8.3%
DCT Industrial Trust, Inc.	150,000	1,774,500
EastGroup Properties, Inc.	110,000	5,613,300
First Industrial Realty Trust, Inc.	109,000	4,937,700
First Potomac Realty Trust	32,600	931,382

		13,256,882

Lodging – 11.4%
Equity Inns, Inc.	135,000	2,211,300
Hospitality Properties Trust	115,000	5,382,000
Innkeepers USA Trust	165,000	2,686,200
Sunstone Hotel Investors, Inc.	135,000	3,680,100
TravelCenters of America LLC†	11,500	441,830
Winston Hotels, Inc.	250,000	3,757,500

		18,158,930

Net Lease – 5.1%
Getty Realty Corp.	90,000	2,586,600
National Retail Properties, Inc.	225,000	5,442,750

		8,029,350

	Number of Shares	Market Value
Office – 12.7%
Brandywine Realty Trust	150,000	$5,011,500
Highwoods Properties, Inc.	95,000	3,751,550
Liberty Property Trust	117,100	5,705,112
Parkway Properties, Inc.	75,000	3,918,750
SL Green Realty Corp.	12,983	1,781,008

		20,167,920

Regional Malls – 6.5%
Glimcher Realty Trust	215,000	5,809,300
Pennsylvania Real Estate Investment Trust	100,000	4,433,000

		10,242,300

Shopping Centers – 1.0%
Urstadt Biddle Properties, Inc. Class A	80,000	1,564,800

Total Common Stocks (Cost $103,833,613)		144,890,956

	Principal Amount
SHORT-TERM INVESTMENTS – 12.4%
PNC Bank Money Market Account 4.79%, due 04/02/07	$19,724,533	19,724,533

Total Short-Term Investments (Cost $19,724,533)		19,724,533

Total Investments – 103.6% (Cost $123,558,146*)		164,615,489
Liabilities in Excess of Other Assets – (3.6%)		(5,679,722)

NET ASSETS – 100.0%		$158,935,767

REIT – Real Estate Investment Trust.

†	Non-income producing security
*	Aggregate cost is $123,558,146 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$42,092,717
Gross unrealized depreciation	(1,035,374)

Net unrealized appreciation	$41,057,343

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2007 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
COMMON STOCKS – 93.1%
Aerospace/Defense – 3.2%
Armor Holdings, Inc.†	200,000	$13,466,000
Moog, Inc. Class A†	311,925	12,991,676

		26,457,676

Banking/Financial – 13.4%
Affiliated Managers Group, Inc.†	120,250	13,029,088
BancorpSouth, Inc.	486,000	11,882,700
BankAtlantic Bancorp, Inc. Class A	680,000	7,452,800
BankUnited Financial Corp. Class A	300,000	6,363,000
Eaton Vance Corp.	80,000	2,851,200
First Midwest Bancorp, Inc.	360,000	13,230,000
Sterling Financial Corp.	409,750	12,780,103
SVB Financial Group†	285,000	13,848,150
UCBH Holdings, Inc.	682,000	12,698,840
Webster Financial Corp.	268,000	12,866,680
WSFS Financial Corp.	35,000	2,256,800

		109,259,361

Basic Materials – 2.1%
Century Aluminum Co.†	215,000	10,079,200
Schnitzer Steel Industries, Inc. Class A	180,000	7,230,600

		17,309,800

Business Services – 2.2%
Aaron Rents, Inc.	434,500	11,488,180
Labor Ready, Inc.†	360,000	6,836,400

		18,324,580

Capital Goods – 6.5%
Cascade Corp.	85,700	5,125,717
Crane Co.	200,000	8,084,000
DRS Technologies, Inc.	247,395	12,906,597
Terex Corp.†	225,000	16,146,000
United Rentals, Inc.†	406,800	11,187,000

		53,449,314

Chemicals – 0.4%
PolyOne Corp.†	495,700	3,023,770

Consumer Staples – 4.5%
Casey’s General Stores, Inc.	460,000	11,504,600
Ralcorp Holdings, Inc.†	210,000	13,503,000
Ruddick Corp.	399,000	12,001,920

		37,009,520

	Number of Shares	Market Value
Energy – 10.3%
Cabot Oil & Gas Corp.	139,050	$9,360,846
Foundation Coal Holdings, Inc.	200,000	6,868,000
Helix Energy Solutions Group, Inc.†	261,624	9,755,959
Hercules Offshore, Inc.†	200,000	5,252,000
Houston Exploration Co.†	126,200	6,808,490
Penn Virginia Corp.	93,100	6,833,540
Petrohawk Energy Corp.†	328,460	4,325,818
Superior Energy Services, Inc.†	370,000	12,753,900
TETRA Technologies, Inc.†	501,800	12,399,478
Universal Compression Holdings, Inc.†	145,000	9,813,600

		84,171,631

Entertainment – 1.9%
Isle of Capri Casinos, Inc.†	253,100	6,484,422
Landry’s Restaurants, Inc.	297,400	8,803,040

		15,287,462

Health Care – 10.7%
Amedisys, Inc.†	414,667	13,447,640
CONMED Corp.†	226,000	6,605,980
Henry Schein, Inc.†	88,500	4,883,430
LifePoint Hospitals, Inc.†	325,000	12,421,500
Respironics, Inc.†	200,000	8,398,000
Sciele Pharma, Inc.†	625,000	14,800,000
ViroPharma, Inc.†	890,000	12,771,500
West Pharmaceutical Services, Inc.	301,100	13,980,073

		87,308,123

Insurance/Services – 1.4%
Selective Insurance Group, Inc.	450,200	11,462,092

REITs – 9.3%
Equity Inns, Inc.	789,000	12,923,820
FelCor Lodging Trust, Inc.	581,000	15,088,570
Innkeepers USA Trust	771,000	12,551,880
Medical Properties Trust, Inc.	840,000	12,339,600
Nationwide Health Properties, Inc.	350,000	10,941,000
Sunstone Hotel Investors, Inc.	446,500	12,171,590

		76,016,460

Retailing – 3.8%
Circuit City Stores, Inc.	390,400	7,234,112
GameStop Corp. Class A†	296,742	9,664,887
Oxford Industries, Inc.	112,000	5,537,280
Pacific Sunwear of California, Inc.†	395,000	8,227,850

		30,664,129

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2007 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value
Technology – 14.9%
Anixter International, Inc.†	259,200	$17,091,648
Avocent Corp.†	438,000	11,812,860
Belden CDT, Inc.	324,600	17,395,314
CommScope, Inc.†	400,000	17,160,000
Digital River, Inc.†	160,000	8,840,000
Komag, Inc.†	178,000	5,825,940
OmniVision Technologies, Inc.†	395,000	5,119,200
ON Semiconductor Corp.†	1,215,000	10,837,800
Packeteer, Inc.†	1,075,000	13,351,500
Parametric Technology Corp.†	735,000	14,031,150

		121,465,412

Transportation – 2.2%
Alaska Air Group, Inc.†	290,000	11,049,000
Freightcar America, Inc.	140,000	6,743,800

		17,792,800

Utilities – 6.3%
Avista Corp.	465,000	11,266,950
El Paso Electric Co.†	524,000	13,807,400
Energen Corp.	274,700	13,979,483
Southwest Gas Corp.	330,000	12,827,100

		51,880,933

Total Common Stocks (Cost $638,005,617)		760,883,063

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS – 6.8%
PNC Bank Money Market Account 4.79%, due 04/02/07	$55,610,461	$55,610,461

Total Short-Term Investments (Cost $55,610,461)		55,610,461

Total Investments – 99.9% (Cost $693,616,078*)		816,493,524
Other Assets Less Liabilities – 0.1%		422,005

NET ASSETS – 100.0%		$816,915,529

REIT – Real Estate Investment Trust.

†	Non-income producing security
*	Aggregate cost is $693,616,078 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$145,800,879
Gross unrealized depreciation	(22,923,433)

Net unrealized appreciation	$122,877,446

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

March 31, 2007 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in 60 days or less and other cash equivalent investments.

Note B. Tax Disclosure – No provision for Federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of March 31, 2007.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this Plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this Plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund

James A. Beers
President
Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Assistant Treasurer

Michelle A. Whalen
Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

Visit the Stratton Mutual Funds web site at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stratton Multi-Cap Fund, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date April 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date April 23, 2007

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal financial officer)

Date April 23, 2007

*	Print the name and title of each signing officer under his or her signature.